UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2017

Comcast Corporation

(Exact Name of Registrant
as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)	At the annual meeting, our shareholders approved, or did not approve, the following proposals.

(b)	The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal are set forth below.

(1)	All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	363,574,592	6,777,273	23,129,668
Madeline S. Bell	352,291,142	18,060,723	23,129,668
Sheldon M. Bonovitz	367,133,052	3,218,813	23,129,668
Edward D. Breen	351,058,126	19,293,739	23,129,668
Gerald L. Hassell	353,904,049	16,447,816	23,129,668
Jeffrey A. Honickman	365,789,934	4,561,931	23,129,668
Asuka Nakahara	369,188,416	1,163,449	23,129,668
David C. Novak	366,074,832	4,277,033	23,129,668
Brian L. Roberts	364,404,755	5,947,110	23,129,668
Johnathan A. Rodgers	368,728,174	1,623,691	23,129,668

(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2017 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
389,190,184	4,027,455	263,894	N/A

(3)	The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
336,266,339	33,619,214	466,310	23,129,670

(4)	The advisory vote on the frequency of our advisory vote on executive compensation, as described in the proxy statement, was voted to be held every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
348,546,541	242,630	21,259,280	303,410	23,129,672

(5)	A shareholder proposal to prepare an annual report on lobbying activities, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
60,420,525	304,341,115	5,590,222	23,129,671

(6)	No vote is being reported for a shareholder proposal to stop 100-1 voting power because it was not presented at the annual meeting by the shareholder proponent or a designee of the shareholder proponent as required, and therefore, was not acted upon by the shareholders. However, if the shareholder proposal had been acted upon, this proposal would have been defeated by over a majority of the votes cast based on proxies delivered prior to the closing of the polls for the annual meeting.

(d)	As noted above, over a majority of the votes cast by shareholders voted to hold our advisory vote on executive compensation every year. As such, the Board of Directors has decided that it will include an advisory vote on executive compensation in our proxy statements every year until the next required advisory vote on the frequency of the executive compensation vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: June 13, 2017	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President, General Counsel and Secretary